As filed with the Securities and Exchange Commission on August 6, 1998

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) July 28, 1998


                                  CAPITAL TRUST
                                  -------------
             (Exact name of registrant as specified in its charter)


California                            1-8063                     94-6181186
--------------------------------------------------------------------------------
(State or other                       (Commission           (I.R.S. Employer
jurisdiction of                       File Number)          Identification No.)
incorporation)


605 Third Avenue, 26th Floor
New York, New York                                                       10016
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (212) 655-0220
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)









743259.4

ITEM 5.           Other Events

         On  July  28,  1998,  the  Registrant  privately  placed  to the  three
Investors (as defined below) (the "Private Placement")150,000 8.25% Step Up Convertible Trust Preferred Securities (liquidation amount $1,000 per security) representing undivided beneficial interests in the assets of the CT Trust I (as defined below) with an aggregate liquidation amount of $150,000,000 (the "Preferred Securities"). The Preferred Securities were issued by the Registrant's newly formed consolidated subsidiary, CT Convertible Trust I, a Delaware statutory business trust ("CT Trust I"), concurrently with the related issuance and sale to CT Trust I of the Company's 8.25% Step Up Convertible Junior Subordinated Debentures in the aggregate principal amount of $154,650,000 (the "Convertible Debentures"). The Registrant received $145,500,000 of proceeds pursuant to the foregoing transactions, reflecting an original issue discount of 3% from the liquidation amount of the Preferred Securities.

         The Registrant sponsored the formation of CT Trust I, pursuant to the Declaration of Trust, dated as of July 28, 1998 (the "Declaration"), by the Trustees (as defined therein), the Registrant, as sponsor, and the holders, from time to time, of undivided beneficial interests in CT Trust I to be issued pursuant to such Declaration. A Certificate of Trust for CT Trust I was filed in the State of Delaware on July 28, 1998.

         The Preferred Securities were offered and sold pursuant to the Preferred Securities Purchase Agreement, dated as of July 27, 1998 (the "Purchase Agreement"), among the Registrant, CT Trust I, as issuer, and Vornado Realty L.P., a Delaware limited partnership ("VRLP"), EOP Operating Limited Partnership, an Delaware limited partnership ("EOPLP"), Mellon Bank N.A., as trustee for General Motors Hourly-Rate Employes Pension Trust, a New York trust ("Hourly GM Trust"), and Mellon Bank N.A., as trustee for General Motors Salaried Employes Pension Trust, a New York trust ("Salaried GM Trust," and together with the Hourly GM Trust, the "GM Trust"; each of VRLP, EOPLP and the GM Trust being referred to herein as an "Investor" and collectively as the "Investors"), as purchasers. Pursuant to the Declaration, the proceeds obtained from the Private Placement, together with the proceeds obtained from the issuance and sale by the CT Trust I to the Registrant pursuant to a Subscription Agreement, dated as of July 28, 1998, by the Registrant of 4,650 8.25% Step Up Convertible Trust Common Securities (liquidation amount $1,000 per security), representing undivided beneficial interests in the assets of CT Trust I with an aggregate liquidation amount of $4,650,000 (the "Common Securities" and together with the Preferred Securities, the "Securities"), were used to purchase from the Registrant $154,650,000 aggregate principal amount of Convertible Debentures.

         The Securities were issued pursuant to the Declaration. The Preferred Securities are guaranteed by the Registrant, with respect to distributions and amounts payable upon liquidation or redemption and otherwise, pursuant to the Preferred Securities Guarantee Agreement, dated as of July 28, 1998, by the Registrant and Wilmington Trust Company, as preferred guarantee trustee (the "Preferred Securities Guarantee"). The Common Securities are guaranteed by the Registrant, with respect to distributions and amounts payable upon liquidation or redemption and otherwise, pursuant to the Common Securities Guarantee Agreement, dated as of July 28, 1998, by the Registrant (the "Common Securities Guarantee").

         Distributions payable on each Security are fixed at a rate per annum of 8.25% of the stated liquidation amount of $1,000 per Security from and including July 28, 1998 to and including September 30, 2004, such rate per annum (i) automatically increasing by an additional 0.75% per annum (any such increase will be cumulative with any such prior increase(s)) on October 1, 2004, and again on each

743259.4
subsequent October 1 and (ii) automatically increasing by a prescribed amount in the event the Registrant pays a cash dividend or distribution on its Common Shares (as defined below). Distributions on the Securities are cumulative and are required to be paid quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 1998.

         The Convertible Debentures were issued under an Indenture, dated as of July 28, 1998, between the Registrant and Wilmington Trust Company, as trustee (the "Indenture"). The Convertible Debentures will mature on September 30, 2018 (the "Maturity Date"). Each Convertible Debenture will bear interest at the rate of 8.25% per annum (i) from and including July 28,1998 to and including September 30, 2004, such rate of interest per annum automatically increasing by an additional 0.75% per annum (any such increase shall be cumulative with any such prior increase(s)) on October 1, 2004 and again on each subsequent October 1 and (ii) automatically increasing by an amount equal to the amount of any such similar increase to the distribution rate on the Securities in the event the Registrant pays a cash dividend or a distribution on its Common Shares, until the principal thereof becomes due and payable. Interest on the Convertible Debentures is cumulative and is required to be paid quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 1998.

         As discussed above, the distribution rates and distribution payment dates for the Preferred Securities correspond to the interest rates and interest payment dates Convertible Debentures, which are the sole assets of CT Trust I. As a result, if principal and interest are not paid on the Convertible Debentures, no amounts will be paid on the Preferred Securities. Under the Indenture, so long as no event of default with respect to the Convertible Debentures has occurred and is continuing, the Registrant, upon the making of a prescribed certification, has the right to defer payments of interest on the Convertible Debentures at any time, and from time to time, for a period not exceeding 20 consecutive quarterly periods ("Extension Period"), which if exercised would defer quarterly distributions on the Preferred Securities during any such Extension Period. During any Extension Period, interest on the Convertible Debentures and distributions on the Preferred Securities would continue to accumulate with interest thereon, compounded quarterly, at the applicable interest rate or distribution rate to the extent permitted by applicable law.

         The Indenture provides, subject to certain exceptions, that upon (i) an event of default under the Indenture, (ii) a default by CT Trust I with respect to payment or other obligations under the Preferred Securities Guarantee or Common Securities Guarantee, or (iii) the election by CT Trust I to defer payments of interest on Convertible Debentures in accordance with the Indenture, the Registrant will be prohibited from (x) paying dividends or making other distributions on, or redeeming, purchasing or making liquidation payments with respect to, its capital stock and (y) paying interest, principal or premium on, or repaying, repurchasing, or redeeming any of the Registrant's debt securities ranking pari passu with or junior to the Convertible Debentures or making any guarantee payments with respect to any guarantee by the Registrant of the debt securities or any of the Registrant's subsidiaries if such guarantee ranks pari passu with or junior in interest to the Convertible Debentures. Under the Indenture, the Registrant may redeem the Convertible Debentures in whole or in part (pro rata among the holders) on or after September 30, 2003 at a price equal to 100% of the principal amount of the Convertible Debentures plus accrued and unpaid interest to the redemption date. Proceeds from any redemption must be used to redeem the Preferred Securities and any Common Securities.

         Upon the repayment of the Convertible Debentures in whole or in part, whether at maturity, upon redemption or otherwise, the proceeds from such repayment or payment will be simultaneously applied to redeem the Securities having an aggregate liquidation amount equal to the aggregate principal amount

743259.4
                                        2
of the Convertible Debentures so repaid or redeemed at a redemption price per Security equal to the redemption price of the Convertible Debentures, together with accrued and unpaid distributions thereon to, but excluding, the date of the redemption.

         Pursuant to the Declaration, at any time through the close of business on the last business day prior to the Maturity Date (or, in the case of Securities called for redemption, prior to the close of business on the business date prior to the redemption date), the Securities will be convertible into class A common shares of beneficial interest, $1.00 par value, of the Registrant (the "Common Shares"), pursuant to the direction of the holder of the Securities to the conversion agent to exchange such Securities for a portion of the Convertible Debentures theretofore held by CT Trust I on the basis of one Security per $1,000 principal amount of Convertible Debentures, and immediately convert such amount of Convertible Debentures into Common Shares at an initial rate of 85.47 Common Shares per $1,000 principal amount of Convertible Debentures (which is equivalent to a conversion price of $11.70 per Common Share), subject to certain adjustments.

         In connection with the Private Placement, the Registrant, VRLP, EOPLP, and General Motors Investment Management Corporation, a Delaware corporation, as agent for and for the benefit of the Pension Plans (as defined therein) entered into a certain Co-Investment Agreement, dated as of July 28, 1998, pursuant to which the Registrant, subject to certain terms and conditions, is obligated to extend to the other parties to such agreement the opportunity to co-invest in any loan or other investment for which the Registrant in its sole and absolute discretion seeks to obtain co-investors.

         In connection with the Private Placement, on July 28, 1998, the Registrant and the Investors also executed the Registration Rights Agreement pursuant to which the Investors are entitled to certain registration rights with respect to the Common Shares which are issuable upon conversion of the Securities and/or the Convertible Debentures.

         Neither the Securities nor the Convertible Debentures have been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold in the United States without registration under, or an applicable exemption from the registration requirements of the Act and applicable state securities laws.

         On July 29, 1998, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.2 and the full text of which is incorporated by reference herein, announcing the consummation of the Transactions.

ITEM 7.           Financial Statements, Supplemental Financial Information and
                  Exhibits.

(c)      Exhibits.

4.1      Certificate of Trust of CT Convertible Trust I

4.2 Preferred Securities Purchase Agreement dated as of July 27, 1998 among Capital Trust, CT Convertible Trust I, Vornado Realty L.P., EOP Limited Partnership, Mellon Bank N.A., as trustee for General Motors Hourly-Rate Employes Pension Trust, and Mellon Bank N.A., as trustee for General Motors Salaried Employes Pension Trust.


743259.4
                                        3

4.3 Declaration of Trust of CT Convertible Trust I ("CT Trust I") dated as of July 28, 1998 by the Trustees (as defined therein), Capital Trust, as sponsor, and the holders, from time to time, of undivided beneficial interests in CT Trust I to be issued pursuant to such Declaration.

4.4 Indenture dated as of July 28, 1998 between Capital Trust and Wilmington Trust Company, as trustee.

4.5 Preferred Securities Guarantee Agreement dated as of July 28, 1998 by Capital Trust and Wilmington Trust Company, as trustee.

4.6 Common Securities Guarantee Agreement dated as of July 28, 1998 by Capital Trust.

10.1 Co-Investment Agreement dated as of July 28, 1998 among Capital Trust, Vornado Realty L.P., EOP Operating Limited Partnership, and General Motors Investment Management Corporation, as agent for and for the benefit of the Pension Plans (as defined therein).

10.2 Registration Rights Agreement dated as of July 28, 1998 among Capital Trust, Vornado Realty L.P., EOP Limited Partnership, Mellon Bank N.A., as trustee for General Motors Hourly-Rate Employes Pension Trust, and Mellon Bank N.A., as trustee for General Motors Salaried Employes Pension Trust.

99.1     Press Release, dated July 29, 1998.

743259.4
                                        4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CAPITAL TRUST
                                  (Registrant)


Date: August 6, 1998              By: /s/  Edward L. Shugrue III
                                      --------------------------
                                      Name:  Edward L. Shugrue III
                                      Title: Chief Financial Officer

743259.4
                                        5